Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q3 2021

Community Healthcare Trust	3Q 2021 Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	3Q 2021 Supplemental Information

COMPANY SNAPSHOT

September 30, 2021
Gross real estate investments (in thousands) (1)	$824,360
Total properties	151
% Leased	89.3%
Total square feet owned	3,330,438
Weighted Average remaining lease term (years)	8.0
Cash and cash equivalents and restricted cash (in thousands)	$2,097
Debt to Total Capitalization	30.5%
Weighted average interest rate per annum on Revolving Line of Credit	3.90%
Weighted average interest rate per annum on Term Loans	3.95%
Equity market cap (in millions)	$1,128.9
Quarterly dividend paid in the period (per share)	$0.4325
Quarter end stock price (per share)	$45.19
Dividend yield	3.83%
Common shares outstanding	24,982,287
___________
(1) Includes a portion of one property accounted for as a financing lease and one property held for sale.

Community Healthcare Trust	Page | 3	3Q 2021 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn
Chairman of the Board	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair

EXECUTIVE MANAGEMENT TEAM

Timothy G. Wallace	David H. Dupuy	Leigh Ann Stach	Timothy L. Meyer
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer	Executive Vice President Asset Management

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
S. McGrath - Evercore ISI	R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR	N. Crossett - Berenberg Capital Markets
A. Sweitzer - Baird	D. Toti - Colliers International Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, LLP	American Stock Transfer & Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	3Q 2021 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
	(Unaudited and in thousands, except per share data)
INCOME STATEMENT ITEMS
Revenues	$23,254	$22,688	$21,395	$20,124	$19,344
Net income	$5,354	$5,710	$5,315	$5,240	$5,211
NOI	$19,205	$18,898	$17,667	$16,795	$15,781
EBITDAre	$15,999	$16,005	$14,808	$14,309	$13,590
Adjusted EDITDAre	$18,003	$17,611	$16,366	$15,702	$14,874
FFO	$13,225	$13,303	$12,591	$12,191	$11,598
AFFO	$14,334	$13,928	$13,311	$12,891	$11,968

Per Diluted Share:
Net income attributable to common shareholders	$0.20	$0.22	$0.21	$0.21	$0.22
FFO	$0.55	$0.56	$0.54	$0.53	$0.52
AFFO	$0.59	$0.58	$0.57	$0.56	$0.53

Community Healthcare Trust	Page | 5	3Q 2021 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	Three Months Ended
	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$820,201	$809,306	$796,870	$735,359	$667,342
Total assets	$747,592	$745,467	$735,311	$668,402	$615,672

CAPITALIZATION
Net debt	$257,560	$258,503	$260,446	$212,374	$179,342
Total capitalization	$844,474	$833,005	$820,440	$745,189	$684,956
Net debt/total capitalization	30.5%	31.0%	31.7%	28.5%	26.2%
Market valuation	$1,128,950	$1,171,641	$1,126,118	$1,125,368	$1,094,535
Enterprise value	$1,384,413	$1,424,890	$1,380,561	$1,334,850	$1,261,379

Community Healthcare Trust	Page | 6	3Q 2021 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
ASSETS	(Unaudited and in thousands, except per share data)
Real estate properties
Land and land improvements	$95,514	$92,934	$91,428	$83,714	$80,123
Buildings, improvements, and lease intangibles	724,465	716,154	705,224	651,398	586,978
Personal property	222	218	218	247	241
Total real estate properties	820,201	809,306	796,870	735,359	667,342
Less accumulated depreciation	(125,243)	(117,446)	(109,908)	(102,899)	(95,993)
Total real estate properties, net	694,958	691,860	686,962	632,460	571,349
Cash and cash equivalents	1,641	4,787	5,605	2,483	12,158
Restricted cash	456	467	398	409	340
Other assets, net	50,537	48,353	42,346	33,050	31,825
Total assets	$747,592	$745,467	$735,311	$668,402	$615,672

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$257,560	$258,503	$260,446	$212,374	$179,342
Accounts payable and accrued liabilities	6,910	6,815	6,526	5,743	5,800
Other liabilities, net	21,451	23,093	18,253	20,369	20,909
Total liabilities	285,921	288,411	285,225	238,486	206,051

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	250	247	244	239	234
Additional paid-in capital	593,717	585,177	571,781	550,391	526,636
Cumulative net income	53,010	47,656	41,946	36,631	31,391
Accumulated other comprehensive loss	(8,269)	(9,739)	(8,111)	(11,846)	(13,135)
Cumulative dividends	(177,037)	(166,285)	(155,774)	(145,499)	(135,505)
Total stockholders’ equity	461,671	457,056	450,086	429,916	409,621
Total liabilities and stockholders' equity	$747,592	$745,467	$735,311	$668,402	$615,672

Community Healthcare Trust	Page | 7	3Q 2021 | Supplemental Information

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
	(Unaudited and amounts in thousands, except per share data)
REVENUES
Rental income	$22,447	$22,006	$20,780	$19,728	$18,939
Other operating interest	807	682	615	396	405
	23,254	22,688	21,395	20,124	19,344

EXPENSES
Property operating	4,051	3,843	3,729	3,485	3,563
General and administrative (1) (2)	3,206	2,893	2,859	2,486	2,191
Depreciation and amortization	7,812	7,539	7,225	6,905	6,295
	15,069	14,275	13,813	12,876	12,049

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	8,185	8,413	7,582	7,248	7,295
Interest expense	(2,788)	(2,736)	(2,229)	(2,124)	(2,064)
Deferred income tax expense (1)	(45)	(20)	(39)	(40)	(20)
Interest and other income, net	2	53	1	156	—
NET INCOME	$5,354	$5,710	$5,315	$5,240	$5,211

NET INCOME PER COMMON SHARE
NET INCOME PER DILUTED COMMON SHARE	$0.20	$0.22	$0.21	$0.21	$0.22
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	23,472	23,195	22,809	22,427	21,866
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4325	$0.4300	$0.4275	$0.4250	$0.4225

(1) Reclassed $20 of deferred income tax expense from general and administrative expense for the three months ended September 30, 2020 to conform to the current period presentation.
(2) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation) (a)	62.5%	55.5%	54.5%	55.2%	58.6%
Cash	37.5%	44.5%	45.5%	44.8%	41.4%
As a % of Revenue:
Non-cash (stock-based compensation) (a)	8.6%	7.1%	7.3%	6.9%	6.6%
Cash	5.2%	5.7%	6.1%	5.4%	4.7%
________________
(a) Stock-based compensation for Q3 2021 includes accelerated amortization of approximately $0.2 million due to the elimination of a position and termination of employees. Excluding this accelerated amortization, non-cash as a % of revenue would have been approximately 7.7%.

Community Healthcare Trust	Page | 8	3Q 2021 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
	(Unaudited and amounts in thousands, except per share data)
NET INCOME	$5,354	$5,710	$5,315	$5,240	$5,211
Real estate depreciation and amortization	7,871	7,593	7,276	6,951	6,387
FFO	$13,225	$13,303	$12,591	$12,191	$11,598
Straight-line rent	(895)	(981)	(838)	(693)	(914)
Stock-based compensation	2,004	1,606	1,558	1,393	1,284
AFFO	$14,334	$13,928	13,311	12,891	$11,968
FFO PER COMMON SHARE	$0.55	$0.56	$0.54	$0.53	$0.52
AFFO PER COMMON SHARE	$0.59	$0.58	$0.57	$0.56	$0.53
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	24,220	23,908	23,500	23,068	22,468

AFFO, ADJUSTED FOR ACQUISITIONS (1)

AFFO	$14,334	$13,928	$13,311	$12,891	$11,968
Revenue on Properties Acquired in the period (2)	131	216	866	333	—
Property operating expense adjustment (2)	(28)	(65)	(114)	(35)	—
AFFO, ADJUSTED FOR ACQUISITIONS	$14,437	$14,079	$14,063	$13,189	$11,968

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.

AMORTIZATION OF DEFERRED COMPENSATION
Amortization Required by GAAP (3)	$2,004	$1,606	$1,558	$1,393	$1,284
Amortization Based on Legal Vesting Periods	1,457	1,317	1,295	1,037	1,029
Acceleration of Amortization	$547	$289	$263	$356	$255

(3) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.

Community Healthcare Trust	Page | 9	3Q 2021 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
	(Unaudited and amounts in thousands, except per share data)
NET OPERATING INCOME
Net income	$5,354	$5,710	$5,315	$5,240	$5,211
General and administrative	3,206	2,893	2,859	2,486	2,191
Depreciation and amortization	7,812	7,539	7,225	6,905	6,295
Interest expense	2,788	2,736	2,229	2,124	2,064
Deferred Income tax expense	45	20	39	40	20
NOI	$19,205	$18,898	$17,667	$16,795	$15,781

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net income	$5,354	$5,710	$5,315	$5,240	$5,211
Interest expense	2,788	2,736	2,229	2,124	2,064
Depreciation and amortization	7,812	7,539	7,225	6,905	6,295
Deferred Income tax expense	45	20	39	40	20
EBITDAre	$15,999	$16,005	$14,808	$14,309	$13,590
Non-cash stock-based compensation expense	2,004	1,606	1,558	1,393	1,284
ADJUSTED EBITDAre	$18,003	$17,611	$16,366	$15,702	$14,874

ADJUSTED EDITDAre ANNUALIZED (1)	$72,012

(1)	Adjusted EDITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	3Q 2021 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
	(Unaudited and amounts in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	24,826	24,457	24,053	23,592	22,965
Unvested restricted shares	(1,354)	(1,262)	(1,244)	(1,165)	(1,099)
Weighted average common shares outstanding - EPS	23,472	23,195	22,809	22,427	21,866

Weighted average common shares outstanding - FFO Basic	23,472	23,195	22,809	22,427	21,866
Dilutive potential common shares (from below)	748	713	691	641	602
Weighted average common shares outstanding - FFO Diluted	24,220	23,908	23,500	23,068	22,468

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$32,215	$26,600	$27,144	$24,202	$25,595
Unrecognized deferred compensation-beginning of period	$26,600	$27,144	$24,202	$25,595	$19,904
Average unrecognized deferred compensation	$29,408	$26,872	$25,673	$24,899	$22,750
Average share price per share	$48.49	$48.92	$46.43	$47.55	$45.75
Treasury shares	606	549	553	524	497

Unvested restricted shares	1,354	1,262	1,244	1,165	1,099
Treasury shares	(606)	(549)	(553)	(524)	(497)
Dilutive potential common shares	748	713	691	641	602

Community Healthcare Trust	Page | 11	3Q 2021 | Supplemental Information

EXECUTIVE COMPENSATION

					Performance Based Incentive Compensation
Name and Position	Year	Total Compensation	Salary Taken In Stock (1)	Other (2)	Bonus Stock (1)	Alignment of Interest Stock (3)	1-Year Total Shareholder Return Stock	3-Year Total Shareholder Return Stock	Total Performance Based Incentive Compensation	Percent of Total

Timothy G. Wallace	2020	$3,737,563	$645,000	$13,382	$548,250	$1,402,181	$483,750	$645,000	$3,079,181	82.4%
Chief Executive Officer and President	2019	$2,595,964	$540,000	$10,800	$216,000	$884,164	$405,000	$540,000	$2,045,164	78.8%
	2018	$2,247,977	$458,167	$—	$183,267	$690,209	$458,167	$458,167	$1,789,810	79.6%

David H. Dupuy (4)	2020	$2,451,981	$392,000	$188,572	$333,200	$852,209	$294,000	$392,000	$1,871,409	76.3%
Executive Vice President and Chief Financial Officer	2019	$1,383,110	$233,333	$192,729	$23,333	$321,215	$262,500	$350,000	$957,048	69.2%
	2018	$—	$—	$—	$—	—	—	—	$—	—%

W. Page Barnes (5)	2020	$2,150,234	$370,400	$11,616	$314,840	$805,178	$277,800	$370,400	$1,768,218	82.2%
Executive Vice President and Chief Operating Officer	2019	$1,579,239	$328,000	$8,930	$131,200	$537,109	$246,000	$328,000	$1,242,309	78.7%
	2018	$1,330,517	$271,167	$—	$108,467	$408,549	$271,167	$271,167	$1,059,350	79.6%

Leigh Ann Stach	2020	$1,895,617	$326,800	$8,734	$277,780	$710,403	$245,100	$326,800	$1,560,083	82.3%
Executive Vice President and Chief Accounting Officer	2019	$1,274,444	$266,000	$1,000	$106,400	$435,544	$199,500	$266,000	$1,007,444	79.0%
	2018	$1,284,916	$220,500	$—	$188,200	$435,216	$220,500	$220,500	$1,064,416	82.8%

(1) Each Executive Officer has elected to take 100% of their salary and cash bonus in deferred stock with an 8-year cliff vesting.
(2) Other includes employer contributions to the executive officer's health savings account (HSA) and 401(k); moving and relocation expenses for Mr. Dupuy in 2019; and the value of the grant of 5,000 shares of restricted stock to Mr. Dupuy in each of the years 2019 and 2020.
(3) Alignment of interest stock grants per the Alignment Interest Program which is part of the Company's Incentive Plan.
(4) Mr. Dupuy joined the Company on May 1, 2019.
(5) Mr. Barnes resigned as Executive Vice President and Chief Operating Officer on December 31, 2020, transitioning to a part-time role with the Company, assisting with tenant relations and business development matters.

	CEO Pay Ratios
	CEO and President	Median Employee	Average Employee	Lowest Paid Employee
Cash	$—	$110,145	$145,208	$56,000
Compensation Taken in Stock	3,724,181	29,026	237,481	—
Other Compensation	13,382	2,620	4,828	—
Total Compensation	$3,737,563	$141,791	$387,517	$56,000
CEO to Employee Ratio		26.36	9.64	66.74

Community Healthcare Trust	Page | 12	3Q 2021 | Supplemental Information

DEBT SUMMARY

	As of September 30, 2021
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility	$4,000	3.90%	—
Term loan A-2	50,000	1.85%	4.18%
Term loan A-3	75,000	2.05%	4.28%
Term loan A-4	125,000	2.05%	3.66%
Total Credit Facility	254,000

Secured mortgage loan	5,096	4.98%	—

Debt	259,096
Deferred Financing Costs, net	(1,536)
Debt, net	$257,560

Select Covenants	Required	3Q 2021
Leverage ratio	≤ 60.0%	30.5%
Fixed charge coverage ratio	≥ 1.50x	6.14
Tangible net worth (in thousands)	≥ $450,273	$591,774
Secured indebtedness	≤ 30.0%	0.6%
Minimum debt service coverage ratio	≥ 2.0	7.05

Community Healthcare Trust	Page | 13	3Q 2021 Supplemental Information

2021 PROPERTY ACQUISITIONS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Baylor Scott & White - Brenham Clinic	Brenham, TX	PC	01/19/21	100.0%	$5,029	37,354
Carilion Clinic	Lexington, VA	PC	01/25/21	100.0%	3,101	15,820
Assurance Health	Toledo, OH	BSF	02/05/21	100.0%	4,825	13,290
Assurance Health	Hudson, OH	BSF	02/05/21	100.0%	4,825	13,290
Mercy Rehabilitation Hospital	Oklahoma City, OK	IRF	03/01/21	100.0%	21,000	39,637
Texas Rehabilitation Hospital of Ft Worth	Keller, TX	IRF	03/01/21	100.0%	21,000	39,761
Anderson Ferry Plaza	Cincinnati, OH	MOB	04/14/21	87.2%	4,167	43,599
Greentree Primary Care	Pittsburgh, PA	MOB	06/10/21	92.7%	5,347	34,077
Gessner Road Medical Office Building	Houston, TX	MOB	07/21/21	100.0%	3,737	14,360
Waters Edge Medical	Belcamp, MD	MOB	08/31/21	100.0%	5,538	23,388

				98.8%	$78,569	274,576

Community Healthcare Trust	Page | 14	3Q 2021 Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	29.7%
Acute Inpatient Behavioral (AIB)	17.4%
Inpatient Rehabilitation Facilities (IRF)	17.1%
Specialty Centers (SC)	13.4%
Physician Clinics (PC)	10.2%
Surgical Centers and Hospitals (SCH)	6.0%
Behavioral Specialty Facilities (BSF)	4.3%
Long-term Acute Care Hospitals (LTACH)	1.9%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	17.0%
Illinois (IL)	13.3%
Ohio (OH)	9.3%
Florida (FL)	7.4%
Massachusetts (MA)	4.5%
Pennsylvania (PA)	4.4%
West Virginia (WV)	4.3%
All Others (Less than 4%)	39.8%
Total	100.0%

Tenant	Annualized Rent (%)
US Healthvest	10.0%
Everest Rehabilitation (Everest)	8.4%
Genesis Care (Genesis)	4.4%
Summit Behavioral Healthcare (Summit)	4.0%
All Others (Less than 4%)	73.2%
Total	100.0%

Community Healthcare Trust	Page | 15	3Q 2021 Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2021
$525
2022
$5,083
2023
$6,310
2024
$4,913
2025
$8,195
2026
$6,285
2027
$408
2028
$2,848
2029
$5,321
2030
$3,201
2031+
$32,669
MTM
$710
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (thousands)	Percent (%)
2021	8	25,294	0.9%	$525	0.7%
2022	46	231,522	7.8%	5,083	6.6%
2023	53	309,387	10.4%	6,310	8.3%
2024	33	221,323	7.4%	4,913	6.4%
2025	35	320,226	10.8%	8,195	10.7%
2026	28	282,558	9.5%	6,285	8.2%
2027	5	15,382	0.5%	408	0.5%
2028	10	155,410	5.2%	2,848	3.7%
2029	13	177,744	6.0%	5,321	7.0%
2030	14	172,667	5.8%	3,201	4.2%
Thereafter	35	1,021,874	34.4%	32,669	42.7%
Month-to-Month	11	38,523	1.3%	710	1.0%
Totals	291	2,971,910	100.0%	$76,468	100.0%
Total portfolio was approximately 89.3% leased in the aggregate at September 30, 2021 with lease expirations ranging from 2021 through 2039.

Community Healthcare Trust	Page | 16	3Q 2021 Supplemental Information

PROPERTY LOCATIONS

Approximately 51% of our property revenues are in MSAs with populations over 1,000,000 and approximately 91% are in MSAs with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Future Diagnostics Group	SC	8,876	0.27%	$383.2	0.50%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	22,943	0.69%	$130.3	0.17%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	7,905	0.24%	$357.5	0.47%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	MOB	18,470	0.55%	$593.0	0.78%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Center for Reconstructive Surgery - Oak Lawn	MOB	33,356	1.00%	$397.2	0.52%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	PC	14,863	0.45%	$334.9	0.44%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	44,888	1.35%	$1,410.4	1.85%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	13,565	0.41%	$487.1	0.64%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Chicago Behavioral Hospital	AIB	85,000	2.55%	$2,097.8	2.75%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
US HealthVest - Lake	AIB	83,658	2.51%	$2,835.0	3.71%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	1.19%	$1,911.0	2.50%	7,573,136	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.52%	$985.1	1.29%	7,066,141	Houston-The Woodlands-Sugar Land, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.67%	$2,772.8	3.63%	7,066,141	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	11,200	0.34%	$—	—%	7,066,141	Houston-The Woodlands-Sugar Land, TX	5
Gessner Road MOB	MOB	14,360	0.43%	$345.7	0.45%	7,066,141	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	24,567	0.74%	$278.5	0.37%	6,102,434	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Hopebridge - Westlake	BSF	15,057	0.45%	$223.4	0.29%	6,102,434	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Continuum Wellness Center	MOB	8,227	0.25%	$154.5	0.20%	4,948,203	Phoenix-Mesa-Chandler, AZ	10
Desert Endoscopy Center	SCH	11,722	0.35%	$257.2	0.34%	4,948,203	Phoenix-Mesa-Chandler, AZ	10
Mountain View Surgery Center	SCH	14,046	0.42%	$323.1	0.42%	4,948,203	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.37%	$392.7	0.51%	4,319,629	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.82%	$591.7	0.78%	4,319,629	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	2.10%	$2,691.5	3.52%	3,979,845	Seattle-Tacoma-Bellevue, WA	15
Sanderling Dialysis	SC	11,300	0.34%	$390.8	0.51%	3,338,330	San Diego-Chula Vista-Carlsbad, CA	17
Bay Area Physicians Surgery Center	MOB	18,708	0.56%	$738.4	0.97%	3,194,831	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	8,450	0.25%	$260.1	0.34%	2,967,239	Denver-Aurora-Lakewood, CO	19
Eyecare Partners	PC	6,487	0.19%	$126.4	0.17%	2,803,228	St. Louis, MO-IL	20
Eyecare Partners	PC	5,560	0.17%	$41.2	0.05%	2,803,228	St. Louis, MO-IL	20
Eyecare Partners	SCH	16,608	0.50%	$282.3	0.37%	2,803,228	St. Louis, MO-IL	20
Eyecare Partners	PC	6,311	0.19%	$45.0	0.06%	2,803,228	St. Louis, MO-IL	20
Righttime Medical Care	SC	6,236	0.19%	$297.1	0.39%	2,800,053	Baltimore-Columbia-Towson, MD	21
Waters Edge Medical	MOB	23,388	0.70%	$499.3	0.65%	2,800,053	Baltimore-Columbia-Towson, MD	21

Community Healthcare Trust	Page | 17	3Q 2021 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.09%	$162.0	0.21%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.07%	$135.4	0.18%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Kissimmee Physicians Clinic	PC	4,902	0.15%	$104.0	0.14%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Orthopaedic Associates of Osceola	PC	15,167	0.46%	$343.8	0.45%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Medical Village at Wintergarden	MOB	21,648	0.65%	$566.9	0.74%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Baptist Health	PC	13,500	0.41%	$379.6	0.50%	2,550,960	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.20%	$180.6	0.24%	2,550,960	San Antonio-New Braunfels, TX	24
Butler Medical Center	MOB	10,116	0.30%	$265.3	0.35%	2,317,600	Pittsburgh, PA	27
Forefront Dermatology Building	MOB	15,650	0.47%	$322.4	0.42%	2,317,600	Pittsburgh, PA	27
Greentree Primary Care	MOB	34,077	1.02%	$879.6	1.15%	2,317,600	Pittsburgh, PA	27
Vascular Access Centers of Southern Nevada	SC	4,800	0.14%	$—	—%	2,266,715	Las Vegas-Henderson-Paradise, NV	28
Assurance Health System	BSF	14,381	0.43%	$523.5	0.69%	2,221,208	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	18,970	0.57%	$48.8	0.06%	2,221,208	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	18,016	0.54%	$175.5	0.23%	2,221,208	Cincinnati, OH-KY-IN	30
Davita Commercial Way	SC	4,980	0.15%	$109.2	0.14%	2,221,208	Cincinnati, OH-KY-IN	30
Fresenius Florence Dialysis Center	MOB	17,845	0.54%	$295.5	0.39%	2,221,208	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,599	1.31%	$453.6	0.59%	2,221,208	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.74%	$882.7	1.16%	2,157,990	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.75%	$97.2	0.13%	2,157,990	Kansas City, MO-KS	31
Court Street Surgery Center	SCH	7,787	0.23%	$—	—%	2,122,271	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.42%	$168.8	0.22%	2,122,271	Columbus, OH	32
Sedalia Medical Center	MOB	20,019	0.60%	$310.3	0.41%	2,122,271	Columbus, OH	32
Assurance Health, LLC	BSF	10,200	0.31%	$351.5	0.46%	2,074,537	Indianapolis-Carmel-Anderson, IN	33
Assurance Health System	BSF	13,722	0.41%	$467.3	0.61%	2,074,537	Indianapolis-Carmel-Anderson, IN	33
Kindred Hospital Indianapolis North	LTACH	37,270	1.12%	$1,476.9	1.93%	2,074,537	Indianapolis-Carmel-Anderson, IN	33
Brook Park Medical Building	MOB	18,444	0.55%	$366.8	0.48%	2,048,449	Cleveland-Elyria, OH	34
Assurance - Hudson	BSF	13,290	0.40%	$522.4	0.68%	2,048,449	Cleveland-Elyria, OH	34
Rockside Medical Center	MOB	55,013	1.65%	$1,267.6	1.66%	2,048,449	Cleveland-Elyria, OH	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.25%	$150.1	0.20%	1,768,901	Virginia Beach-Norfolk-Newport News, VA-NC	37
Ortho Rhode Island - Warwick	PC	21,252	0.64%	$574.4	0.75%	1,624,578	Providence-Warwick, RI-MA	38
Genesis Care - Warwick	SC	10,236	0.31%	$332.5	0.44%	1,624,578	Providence-Warwick, RI-MA	38
Mercy Rehabilitation Hospital	IRF	39,637	1.19%	$1,911.0	2.50%	1,408,950	Oklahoma City, OK	41
Memphis Center	MOB	11,669	0.35%	$225.5	0.30%	1,346,045	Memphis, TN-MS-AR	43
Sanderling Dialysis	SC	10,133	0.30%	$520.7	0.68%	1,346,045	Memphis, TN-MS-AR	43
Glastonbury	MOB	50,519	1.52%	$919.1	1.20%	1,204,877	Hartford-East Hartford-Middletown, CT	48
Sterling Medical Center	MOB	28,737	0.86%	$334.4	0.44%	1,127,983	Buffalo-Cheektowaga, NY	49

Community Healthcare Trust	Page | 18	3Q 2021 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Gardendale MOB	MOB	12,956	0.39%	$288.0	0.38%	1,090,435	Birmingham-Hoover, AL	50
Genesis Care - Southbridge	SC	20,046	0.60%	$821.6	1.08%	947,404	Worcester, MA-CT	58
Worcester Behavioral	AIB	81,972	2.46%	$2,611.9	3.42%	947,404	Worcester, MA-CT	58
Los Alamos Professional Plaza	MOB	42,162	1.27%	$469.3	0.62%	868,707	McAllen-Edinburg-Mission, TX	65
Cardiology Associates of Greater Waterbury	PC	16,793	0.50%	$310.7	0.41%	854,757	New Haven-Milford, CT	67
Columbia Gastroenterology Surgery Center	MOB	17,016	0.51%	$301.6	0.40%	838,433	Columbia, SC	71
Davita Turner Road	SC	18,125	0.54%	$385.8	0.51%	807,611	Dayton-Kettering, OH	73
Davita Springboro Pike	SC	10,510	0.32%	$219.3	0.29%	807,611	Dayton-Kettering, OH	73
Davita Business Center Court	SC	13,048	0.39%	$267.2	0.35%	807,611	Dayton-Kettering, OH	73
Genesis Care - Bonita Springs	SC	4,445	0.13%	$244.1	0.32%	770,577	Cape Coral-Fort Myers, FL	76
Genesis Care - Fort Myers	SC	46,356	1.39%	$797.4	1.04%	770,577	Cape Coral-Fort Myers, FL	76
Parkway Professional Plaza	MOB	40,036	1.20%	$875.0	1.15%	724,777	Lakeland-Winter Haven, FL	81
Novus Clinic	SCH	14,315	0.43%	$291.9	0.38%	703,479	Akron, Oh	82
UH Walden Health Center	PC	11,000	0.33%	$320.5	0.42%	703,479	Akron, Oh	82
Daytona Medical Office	MOB	20,193	0.61%	$276.2	0.36%	668,365	Deltona-Daytona Beach-Ormond Beach, FL	88
Debary Professional Plaza	MOB	23,019	0.69%	$152.8	0.20%	668,365	Deltona-Daytona Beach-Ormond Beach, FL	88
UW Health Clinic- Portage	PC	14,000	0.42%	$312.4	0.41%	664,865	Madison, WI	89
Perrysburg Medical Arts Building	MOB	25,789	0.77%	$387.1	0.51%	641,816	Toledo, OH	93
St. Vincent Mercy Medical Center, Inc.	PC	23,368	0.70%	$307.5	0.40%	641,816	Toledo, OH	93
Assurance - Toledo	BSF	13,290	0.40%	$490.9	0.64%	641,816	Toledo, OH	93
Cypress Medical Center	MOB	39,746	1.19%	$293.5	0.38%	640,218	Wichita, KS	94
Family Medicine East	PC	16,581	0.50%	$437.5	0.57%	640,218	Wichita, KS	94
Grene Vision Center	PC	11,891	0.36%	$315.9	0.41%	640,218	Wichita, KS	94
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.16%	$292.6	0.38%	601,942	Palm Bay-Melbourne-Titusville, FL	96
Penn State Health - Camp Hill	SC	8,400	0.25%	$168.0	0.22%	577,941	Harrisburg-Carlisle, PA	98
Penn State Health - Harrisburg	SC	10,000	0.30%	$200.0	0.26%	577,941	Harrisburg-Carlisle, PA	98
Eynon Surgery Center	SCH	6,500	0.20%	$175.7	0.23%	553,885	Scranton--Wilkes-Barre, PA	101
Riverview Medical Center	MOB	26,199	0.79%	$434.3	0.57%	553,885	Scranton--Wilkes-Barre, PA	101
Manteca Medical Group Building	PC	10,564	0.32%	$304.3	0.40%	550,660	Modesto, CA	102
Grandview Plaza	MOB	20,000	0.60%	$297.2	0.39%	545,724	Lancaster, PA	104
Pinnacle Health	PC	10,753	0.32%	$236.5	0.31%	545,724	Lancaster, PA	104
Everest Rehabilitation Hospital	IRF	38,817	1.17%	$2,131.8	2.79%	534,904	Fayetteville-Springdale-Rogers, AR	107
Treasure Coast Medical Pavilion	MOB	57,254	1.72%	$726.5	0.95%	489,297	Port St. Lucie, FL	113

Community Healthcare Trust	Page | 19	3Q 2021 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
AMG Specialty Hospital - Lafayette	MOB	29,062	0.87%	$—	—%	489,207	Lafayette, LA	114
Genesis Care - Asheville	SC	10,850	0.33%	$194.8	0.26%	462,680	Asheville, NC	119
Genesis Care - Weaverville	SC	10,696	0.32%	$385.5	0.51%	462,680	Asheville, NC	119
Everest Rehabilitation Hospital	IRF	38,817	1.17%	$2,138.4	2.80%	460,303	Killeen-Temple, TX	120
Martin Foot & Ankle Clinic	PC	27,100	0.81%	$398.9	0.52%	449,058	York-Hanover, PA	121
Affinity Health Center	MOB	47,366	1.42%	$506.7	0.66%	397,520	Canton-Massillon, OH	136
Prattville Town Center Medical Office Bldg	MOB	13,319	0.40%	$380.4	0.50%	373,290	Montgomery, AL	145
Wellmont Bristol Urgent Care	SC	4,548	0.14%	$75.0	0.10%	307,202	Kingsport-Bristol, TN-VA	165
Bristol Pediatric Associates	MOB	10,975	0.33%	$76.0	0.10%	307,202	Kingsport-Bristol, TN-VA	165
Everest Rehabilitation Hospital	IRF	38,817	1.17%	$2,181.1	2.86%	286,657	Longview, TX	172
Bluewater Orthopedics Center	MOB	10,255	0.31%	$212.9	0.28%	284,809	Crestview-Fort Walton Beach-Destin, FL	173
Londonderry Centre	MOB	20,944	0.63%	$384.0	0.50%	273,920	Waco, TX	177
Meridian Behavioral Health Systems	AIB	132,430	3.98%	$3,075.3	4.03%	257,074	Charleston, WV	189
Gulf Coast Cancer Centers-Foley	SC	6,146	0.18%	$164.6	0.22%	223,234	Daphne-Fairhope-Foley, AL	203
Gulf Coast Cancer Centers- Gulf Shores	SC	6,398	0.19%	$126.7	0.17%	223,234	Daphne-Fairhope-Foley, AL	203
Monroe Surgical Hospital	SCH	58,121	1.75%	$2,241.0	2.94%	200,261	Monroe, LA	224
Tuscola Professional Building	MOB	25,500	0.77%	$598.2	0.78%	190,539	Saginaw, MI	228
Fresenius Ft. Valley	SC	4,920	0.15%	$96.3	0.13%	185,409	Warner Robins, GA	231
Genesis Care - Redding	SC	12,206	0.37%	$512.9	0.67%	180,080	Redding, CA	237
Kedplasma	SC	12,870	0.39%	$272.1	0.36%	169,509	Burlington, NC	251
Decatur Morgan Hospital Medical Office Building	MOB	35,943	1.08%	$583.1	0.76%	152,603	Decatur, AL	273
Provena Medical Center	MOB	53,653	1.61%	$521.3	0.68%	109,862	Kankakee, IL	344
Parkside Family & Davita Clinics	MOB	15,637	0.47%	$213.1	0.28%	99,742	Victoria, TX	357
Fresenius Gallipolis Dialysis Center	SC	15,110	0.45%	$159.3	0.21%	56,414	Point Pleasant, WV-OH, PA	#N/A
Davita Etowah Dialysis Center	SC	4,720	0.14%	$72.2	0.10%	53,794	Athens, TN	#N/A
Fresenius Dialysis Center	MOB	17,746	0.53%	$347.8	0.46%	50,113	Corsicana, TX	#N/A
Arkansas Valley Surgery Center	MOB	10,853	0.33%	$215.9	0.28%	47,839	Canon City, CO	#N/A
Davita Dialysis	MOB	12,545	0.38%	$437.3	0.57%	46,523	Pahrump, NV	#N/A
Wellmont Norton Urgent Care	SC	4,843	0.15%	$60.0	0.08%	41,364	Big Stone Gap, VA	#N/A
Wellmont Associates Complex	MOB	32,757	0.98%	$347.2	0.46%	41,364	Big Stone Gap, VA	#N/A
Eyecare Partners	PC	8,421	0.25%	$122.1	0.16%	37,205	Centralia, IL	#N/A
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.12%	$106.4	0.14%	36,633	Atmore, AL	#N/A
Baylor Scott & White Clinic	PC	37,354	1.12%	$476.3	0.62%	35,882	Brenham, TX	#N/A
Ottumwa Medical Clinic	MOB	68,598	2.06%	$806.8	1.06%	34,969	Ottumwa, IA	#N/A
Ottumwa Medical Clinic	MOB	6,850	0.21%	$109.0	0.14%	34,969	Ottumwa, IA	#N/A
Sanderling Dialysis Center	SC	4,186	0.13%	$278.1	0.36%	27,812	Crescent City, CA	#N/A

Community Healthcare Trust	Page | 20	3Q 2021 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Russellville Medical Plaza	MOB	29,129	0.87%	$152.1	0.20%	County: 31,362	Rural - No CBSA	#N/A
Genesis Care - Andalusia	SC	10,373	0.31%	$351.3	0.46%	County: 37,049	Rural - No CBSA	#N/A
Lexington Carilion Clinic	PC	15,820	0.48%	$362.1	0.47%	County: 22,573	Rural - No CBSA	#N/A
Dahlonega Medical Mall	MOB	22,663	0.68%	$188.8	0.25%	County: 33,610	Rural - No CBSA	#N/A
Batesville Regional Medical Center	MOB	9,263	0.28%	$46.8	0.06%	County: 34,192	Rural - No CBSA	#N/A
Tri Lakes Behavioral	BSF	58,400	1.75%	$527.0	0.69%	County: 34,192	Rural - No CBSA	#N/A
North Mississippi Health Services	MOB	17,629	0.53%	$89.0	0.12%	County: 35,252	Rural - No CBSA	#N/A
North Mississippi Health Services	MOB	27,743	0.83%	$140.1	0.18%	County: 35,252	Rural - No CBSA	#N/A
North Mississippi Health Services	MOB	18,074	0.54%	$91.3	0.12%	County: 35,252	Rural - No CBSA	#N/A
North Mississippi Health Services	MOB	9,890	0.30%	$50.0	0.07%	County: 35,252	Rural - No CBSA	#N/A
Genesis Care - Princeton	SC	7,236	0.22%	$173.3	0.23%	County: 58,758	Rural - No CBSA	#N/A
Sanderling Dialysis Center	SC	5,217	0.16%	$258.8	0.34%	County: 13,279	Rural - No CBSA	#N/A
North Mississippi Health Services	MOB	3,378	0.10%	$17.1	0.02%	County: 35,252	Rural - No CBSA	#N/A
Rettig Family Healthcare	PC	12,000	0.36%	$180.0	0.24%	County: 23,437	Rural - No CBSA	#N/A
Haleyville Physicians Professional Building	MOB	29,515	0.89%	$154.1	0.20%	County: 23,629	Rural - No CBSA	#N/A
Wellmont Lebanon Urgent Care	SC	8,369	0.25%	$102.5	0.13%	County: 26,586	Rural - No CBSA	#N/A

Community Healthcare Trust	Page | 21	3Q 2021 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 22	3Q 2021 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

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REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

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DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2020 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 25	3Q 2021 | Supplemental Information